Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Spartan Acquisition Sponsor III LLC. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of February, 2021.

Spartan Acquisition Sponsor II LLC

By:	AP Spartan Energy Holdings II, L.P.,
its sole member

	By:	Apollo ANRP Advisors III, L.P.,
its general partner

		By:	Apollo ANRP Capital Management III, LLC,
its general partner

			By:	APH Holdings, L.P.,
its sole member

				By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

					By:	/s/ Joseph D. Glatt
					Name:	Joseph D. Glatt
					Title:	Vice President

AP Spartan Energy Holdings II, L.P.

By:	Apollo ANRP Advisors III, L.P.,
its general partner

	By:	Apollo ANRP Capital Management III, LLC,
its general partner

		By:	APH Holdings, L.P.,
its sole member

			By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

				By:	/s/ Joseph D. Glatt
				Name:	Joseph D. Glatt
				Title:	Vice President

Apollo ANRP Advisors III, L.P.

By:	Apollo ANRP Capital Management III, LLC,
its general partner

	By:	APH Holdings, L.P.,
its sole member

		By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

			By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

Apollo ANRP Capital Management III, LLC

By:	APH Holdings, L.P.,
its sole member

	By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APH Holdings, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Principal Holdings III GP, Ltd.

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President